                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                March 6, 2001



                                 OMNICARE, INC.
             (Exact Name of registrant as specified in its charter)


          Delaware                        1-8269                      31-1001351
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer Identification No.)
      of Incorporation)

100 East RiverCenter Blvd.
Suite 1600
Covington, KY                                                          41101

(Address of principal                                               (zip code)
executive offices)

                                 (859) 392-3300

              (Registrant's telephone number, including area code)







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Item 5.  Other Events

                  On March 6, 2001, we issued a press release pursuant to the Rule 135c safe harbor for reporting issuers announcing a proposed private placement of $300 million of senior subordinated notes. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

      (c)      Exhibits


   Exhibit No.      Description
   ----------       -----------
      99.1          Registrant's press release dated March 6, 2001.

      99.2 Certain information that may be disclosed to prospective purchasers in a proposed private placement of debt securities.


Item 9.  Regulation FD Disclosure

                  We are conducting a private offering of $300 million of senior subordinated notes.

                  The offering of the notes is presently expected to be completed in March 2001. However, no assurance can be made that the offering of the notes will be completed.

                  In connection with the offering of the notes, we anticipate disclosing certain information to prospective purchasers of the notes. Reference is made to Exhibit 99.2 attached hereto. None of the information in this Item 9 or Exhibit 99.2 hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

                  The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes.

         Any statements in this report (including the information included in the exhibits hereto) that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, reflecting our best judgment based on available information as of the date hereof. The words "estimate," "anticipate" and other expressions that indicate future events and trends identify forward-looking statements. These forward-looking statements involve known and unknown

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risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. Such risks, uncertainties, contingencies and other factors, many of which are beyond our control, include overall economic, financial and business conditions, trends for the continued growth of our business, the inability to consummate the note offering or the refinancing of bank debt due to internal or external factors and other risks and uncertainties described elsewhere in this Form 8-K (including the exhibits hereto) and in our other reports and filings with the Securities and Exchange Commission.




                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OMNICARE, INC.



                                         By: /s/ Peter Laterza
                                             ----------------------------
                                                Title: Vice President
                                                and General Counsel

Dated: March 6, 2001


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
  99.1          Registrant's press release dated March 6, 2001.

  99.2          Certain information that may be disclosed to prospective purchasers in a proposed private placement of debt securities.



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